                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               ________________

        Date of Report (Date of earliest event reported):  May 22, 2000



                             IKON RECEIVABLES, LLC
            (Exact name of registrant as specified in its charter)



         Delaware                      333-91599                 23-2990188
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


      1738 Bass Road                                                31208
        PO Box 9115                                               (Zip Code)
      Macon, Georgia
  (Address of Principal
    Executive Offices)




      Registrant's telephone number, including area code: (912) 471-2300


                                   No Change
--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------


         The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1999 and December 31, 1998 and for each of the years in the three-year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 30, 2000 Commission File No. 001-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2000, and for the periods ended March 31, 2000 and March 31, 1999, included the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2000 (which was filed with the Securities and Exchange Commission on May 12, 2000 Commission File No. 001-10777) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Registration Statement of IKON Receivables, LLC (No. 333-91599); and (iii) the Preliminary Prospectus Supplement dated May 19, 2000 relating to IKON Receivables, LLC's Lease-Backed Notes, Series 2000-1 and shall be deemed to be part hereof and thereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable.


         (c)      Exhibits
                  --------

                  23.4 Consent of KPMG LLP, dated May 22 2000, in connection with the consolidated financial statements of Ambac Assurance Corporation and Subsidiaries

                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IKON RECEIVABLES, LLC

                                         By:  IKON RECEIVABLES FUNDING, INC.,
                                              as Sole Member and Initial Manager



                                         By:  /s/  Jack Quinn
                                             ---------------------------
                                              Name:  Jack Quinn
                                              Title: Treasurer



Dated:  May 22, 2000

                                 Exhibit Index
                                 -------------


Exhibit
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23.4      Consent of KPMG LLP.